Exhibit 10.167

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written. PLEDGOR: LODGING FUND REIT III TRS, INC. a Delaware corporation, By:___...e.....,�W'-A.---¥-LZ��======::::::::e..--- (SEAL) Name: Samuel C. Montgo ery Title: Chief Operating Officer Address: 1635 43rd Street S Suite 205 Fargo, ND 58103 ACCESS POINT: ACCESS POINT FINANCIAL, LLC By: _________ _ Name: ---------- Title: Address: 1 Ravinia Drive Suite 900 Atlanta, Georgia 30346 46678395 v2 5 /s/ Sam Montgomery

ACCESS POINT: ACCESS POINT FINANCIAL, LLC, a Delaware limited liability company Name: John Patton Title: Chief Financial Officer Address: 1 Ravinia Drive Suite 900 Atlanta, Georgia 30346 467S999S v2 6 /s/ John Patton